UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	September 26, 2005

NEW RIVER PHARMACEUTICALS INC.
(Exact name of Registrant as specified in charter)

Virginia	000-50851	54-1816479
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1881 Grove Avenue, Radford, Virginia	24141
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(540) 633-7978

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

Increase in Base Salaries for Executive Officers

On September 26, 2005, the Compensation Committee of the Board of Directors of New River Pharmaceuticals Inc. (the “Company”), taking into consideration the Company’s achievements during the year since the Company’s initial public offering, approved increases in the base salaries for the executive officers. Effective August 10, 2005, the base salaries for the executive officers are in the amounts indicated below:

Name	Base Salary Amount
Randal J. Kirk, Chairman, Chief Executive Officer and President	$600,000

Krish S. Krishnan, Chief Operating Officer, Chief Financial Officer and Secretary	$450,000

Suma M. Krishnan, Vice President, Product Development	$360,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2005

NEW RIVER PHARMACEUTICALS INC.

By:	/s/ Randal J. Kirk

Randal J. Kirk
Chief Executive Officer and President